UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 18, 2003



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                        1-13925                      38-3389456
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (317) 715-4100

Item 5.  Other Events and Regulation FD Disclosure

     On September 18, 2003, Championship Auto Racing Teams, Inc. (the "Company") and Open Wheel Racing Series LLC announced that Open Wheel Racing Series LLC had not exercised its right to terminate the merger agreement on or prior to September 18, 2003 and, therefore, the parties will continue to pursue the completion of the transaction in accordance with the remaining terms of the merger agreement. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the Company's filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Exhibit

Exhibit         Description

99.1            Press release dated September 18, 2003.


                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this ___ day of September, 2003.

                                          CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                          By:  /s/ Thomas L. Carter
                                               -----------------------
                                               Thomas L. Carter,
                                               Chief Financial Officer